DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Key decision makers of the partnership are all employees of Brookfield or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 25.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2025, 2024 and 2023:

	Year ended December 31,
(US$ MILLIONS)	2025	2024	2023
Inventory costs	$9,257	$20,640	$33,450
Subcontractor and consultant costs	3,248	3,562	3,059
Concession construction materials and labor costs	204	163	299
Depreciation and amortization expense	3,030	3,204	3,592
Compensation	3,299	3,854	5,827
Other direct costs	3,113	3,460	3,794
Total	$22,151	$34,883	$50,021
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
During the year ended December 31, 2025, the partnership recorded a reduction in inventory costs of $1,071 million (2024: $1,341 million) related to tax benefits recognized. Refer to Note 2(ad)(i) for additional details.
The decrease in inventory costs for the year ended December 31, 2025 compared to the years ended December 31, 2024 and 2023 is primarily due to the disposition of the partnership’s road fuels operation in the third quarter of 2024.
Total lease expenses relating to short-term and low-value leases included in other direct costs for the year ended December 31, 2025 were $29 million (2024: $33 million, 2023: $37 million) and $8 million (2024: $10 million, 2023: $18 million), respectively.